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                                                                     Exhibit 4.1


Number  BP                                                       Shares


                        [BRANDPARTNERS GROUP INC. LOGO]


                           BRANDPARTNERS GROUP, INC.



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                                               CUSIP 10531R 10 7


                                  COMMON STOCK


THIS CERTIFIES THAT:





is owner of


 FULL PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.1 PAR VALUE EACH OF


      -------------------- BRANDPARTNERS GROUP, INC. --------------------


transferable on the books of the corporation in person or by attorney upon surrender upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as new or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.


WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                           COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                 JERSEY CITY, NJ
                                                                  TRANSFER AGENT

                                                       BY:
                           BRANDPARTNERS GROUP, INC.
                                                              AUTHORIZED OFFICER
                                   CORPORATE

      [ILLEGIBLE SIGNATURE]           SEAL                [ILLEGIBLE SIGNATURE]

            SECRETARY                 1984                      CHAIRMAN

                                    DELAWARE





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 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                                  UNIF GIFT MIN ACT - .................. Custodian ...................
TEN ENT - as tenants by the entireties                                                    (Cust)                       (Minor)
JT TEN - as joint tenants with right                                                         under Uniform Gifts to Minors
         of survivorship and not as
         tenants in common                                                                    Act .......................
                                                                                                                   (State)

                              Additional abbreviations may also be used though not in the above list.

                For Value Received, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                                      /
/                                      /


___________________________________________________________________________________________________________________________________
                           (Please print or typewrite name and address, including zip code, of assignee)

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________


                                        ___________________________________________________________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                        FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                        CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE
RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN
DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE
RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION
OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
___________________________________________________________________________________________________________________________________
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A
MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION
PROGRAM.
___________________________________________________________________________________________________________________________________
STOCK MARKET INFORMATION
www.pbse-exchange.com                                             COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714
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